UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 25, 2008
Constant Contact, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001- 33707	04-3285398

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Reservoir Place 1601 Trapelo Road, Suite 329 Waltham, Massachusetts	02451

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (781) 472-8100

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
     On April 25, 2008, Constant Contact, Inc. (the “Registrant”) issued a press release announcing a proposed underwritten public offering of 4,540,000 shares of common stock pursuant to an effective registration statement. In the proposed offering, the Registrant is offering 83,409 shares and the selling stockholders are offering 4,456,591 shares. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(d)	Exhibits
               The exhibit listed in the accompanying Exhibit Index is filed as part of this Current Report on Form 8-K.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSTANT CONTACT, INC.
Date: April 25, 2008	By:	/s/ Robert P. Nault
Robert P. Nault
Vice President and General Counsel.

EXHIBIT INDEX

Exhibit No.	Description

10.1	Press release dated April 25, 2008